SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2006

FIRST VALLEY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	6021	04-3806732
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. employer identification number)

Four Riverside Avenue
Bristol, Connecticut 06010
(860) 582-8868
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Item 9.01	Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

99.1	Letter of Resignation from J. Yancey Brame dated November 21, 2006.

ITEM 5.02             DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

J. Yancey Brame, a Director of First Valley Bancorp, Inc. and Valley Bank, resigned from those positions on November 21, 2006. Mr. Brame was a member of the Asset/Liability; Audit/Compliance; Loan; Operations/Technology and Strategic Planning Committees. Mr. Brame provided no reasons for his resignation in his resignation letter dated November 21, 2006.

For additional information, reference is made to Mr. Brame’s letter of resignation dated as of November 21, 2006, which is included as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not Applicable.
(b)	Not Applicable.
(c)	Exhibits.

Exhibit No.	Description

99.1	Letter of Resignation from J. Yancey Brame dated November 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST VALLEY BANCORP, INC.

	By:	/s/ Mark J. Blum
Mark J. Blum
Executive Vice President, Treasurer and Chief Financial Officer
Date: November 22, 2006